SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





     Date  of  Report  (Date  of  earliest  event  reported):     JUNE  15, 2001
                                                                  --------------

                      DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                      ----------------------------------------
               (Exact Name of Registrant as Specified in its Charter)




     Florida                         0-12516                    65-0624640
     -------                         -------                    ----------
(State  or  Other           (Commission  File  Number)       (IRS  Employer
Jurisdiction Incorporation)                                  Identification
                                                                    Number)




   615  Crescent  Executive  Court,  Fifth  Floor,  Lake  Mary,  FL 34210-2801
------------------------------------------------------------------------------
     (Address  of  Principal  Executive  Offices)                  (Zip  Code)




Registrant's  telephone  number,  including  area code:         (407) 333-5300
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                                  Page 1 of 3

ITEM  5.  OTHER  EVENTS.

     On June 15, 2001, the Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Company"), issued a press release announcing a one-for-three reverse stock split effective at the close of business on June 28, 2001. The common stock is expected to begin trading on a post-split basis on June 29, 2001. Pursuant to the provisions of the Articles of Amendment approved by the Company's shareholders at the 2001 Annual Shareholder's Meeting, the Company's authorized capital stock will remain unchanged following the effective date of the reverse stock split.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Not  Applicable

(b)     Not  Applicable

(c)     Exhibits  required  by  Item  601  of  Regulation  S-K

EXHIBIT  NO.               DESCRIPTION
------------               -----------
    99.1                   Press  release,  issued  June 15, 2001, regarding the
                           announcement of a one for three  reverse stock split.

       [Rest of Page Intentionally Blank.  Signatures on following Page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DYNAMIC  HEALTHCARE  TECHNOLOGIES, INC.

Date:  June  15,  2001                   By:   /s/  Brian  Greco
                                         ------------------
                                         Brian  Greco
                                         Vice  President  of  Finance  and
                                         Secretary

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NO.          DESCRIPTION
------------          -----------
    99.1              Press  release,  issued   June  15,  2001,  regarding  the
                      announcement of a one for three  reverse  stock  split.

                                  EXHIBIT 99.1
                                  ------------

                      DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                   ANNOUNCES ONE-FOR-THREE REVERSE STOCK SPLIT

LAKE MARY, June 15, 2001, Dynamic Healthcare Technologies, Inc. (NASDAQ: DHTI) announced today that its Board of Directors has approved a one-for-three reverse stock split of the Company's common stock. Authority to implement the reverse stock split was obtained from Company's shareholders at its annual meeting held on June 7, 2001. The reverse stock split will reduce the number of shares of common stock presently issued and outstanding from 19,428,142 shares to approximately 6,476,048 shares, subject to increase to eliminate fractional shares resulting from the reverse stock split. No fractional shares of common stock will be issued in connection with the reverse stock split. In instances where the reverse stock split would result in a shareholder becoming the holder of a fractional interest in a share of common stock, the number of shares held by such shareholder will be rounded up to the nearest whole share. The record date for the reverse stock split will be the close of business on June 28, 2001. The reverse stock split will be effective as of the close of the market on June 28, 2001, and the Company's common stock will begin trading on a post-split basis on June 29, 2001. Wells Fargo Bank Minnesota, N.A. has been retained to effect the exchange of certificates.

The reverse stock split is being implemented in order to meet the Nasdaq Stock Market National Market System's ("Nasdaq-NMS") maintenance standard that requires the Company to maintain at least a $1.00 per share minimum closing price. The Company has been given a deadline of June 29, 2001 to become compliant with this minimum closing price requirement in order to maintain its listing on this Nasdaq-NMS. If the Company does not become compliant with this maintenance standard the common stock will be delisted from the Nasdaq-NMS.

"We believe that it is in the best interests of our shareholders to continue the listing of the Company's common stock on the Nasdaq Stock Market National Market System," commented Christopher Assif, Dynamic's chief executive officer. "We are committed to moving the Company toward a trend of consistent and profitable growth, and creating value for our shareholders. As a result of increased focus on our core competencies in delivering lab, radiology and pathology systems, we believe we have made significant progress to that end" Assif added.

The Company anticipates that following reverse stock split, the Company's common stock will trade at a price higher than the $1.00 per share minimum closing price requirements thereby satisfying Nasdaq's continued listing requirements. However, there can be no assurance that, after the consummation of the reverse stock split, the common stock will trade at three times the market price prior to the reverse stock split or above the $1.00 per share minimum closing price requirements. If the Company is not able to maintain compliance with these listing requirements, the common stock again may become subject to delisting.

In accordance with the recapitalization plan approved by the Company's shareholders, the authorized capital stock of the Company will remain unchanged following the effective date of the reverse stock split. The reverse stock split will result in a proportional adjustment to the conversion rate at which the outstanding Series C 8% Redeemable Convertible Preferred Stock will be convertible into the Company's common stock.

Dynamic Healthcare Technologies makes diagnostic medicine digital through its clinical and diagnostic workflow solutions for pathology, laboratory, and radiology services in hospitals, clinics, and ambulatory care settings. The company's systems are installed in more than 640 client locations, including half of the nation's "Best Hospitals" and 40% of the "Best Hospitals" in cancer treatment as reported in US News and World Reports magazine. Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and application service provider capabilities marketed under the name CoMed.
                                       ###
Statements in this press release regarding future business, events, plans, objectives, expectations, estimates, and other similar matters constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contained in this press release are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, certain risks beyond the control of the Company and other risks as described in the Company's Annual Report on Form 10-K and other reports filed from time to time by the Company with the Securities and Exchange Commission. These forward-looking statements represent the Company's judgment as of the date of this press release. The Company discloses any interest or obligation to update these forward-looking statements.